UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2013

Sysco Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-06544	74-1648137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Enclave Parkway, Houston, TX 77077-2099

(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (281) 584-1390

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 15, 2013, the stockholders of Sysco Corporation (“Sysco” or the “Corporation”) approved the adoption of the Sysco Corporation 2013 Long-Term Incentive Plan as successor to Sysco’s 2007 Stock Incentive Plan at the Corporation’s 2013 Annual Meeting of Stockholders. The description of the material terms and conditions of the Sysco Corporation 2013 Long-Term Incentive Plan is set forth on pages 81 through 88 of the Corporation’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 3, 2012 and is incorporated herein by reference.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On November 14, 2013, the Board of Directors (the “Board”) of the Corporation approved the Amended and Restated Bylaws of the Corporation (the “Bylaws”) which amends the current Amended and Restated Bylaws to (a) provide that any person who is a nominee to the Board must submit a written representation and agreement to the Board, in a form provided by the Secretary of the Corporation, that such person (i) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (B) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (ii) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (iii) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable publicly disclosed corporate governance, code of conduct, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation and any other policies and guidelines of the Corporation applicable to directors; (b) provide that, unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director or officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation arising pursuant to any provision of the General Corporation Law or the Corporation’s certificate of incorporation or bylaws (as either may be amended from time to time), or (iv) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation governed by the internal affairs doctrine shall be a state court located within the State of Delaware (or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware); (c) provide that the Board may adopt by resolution such rules and regulations for the conduct of the meetings of the stockholders as it shall deem appropriate and, except to the extent inconsistent with such rules and regulations, the chairman of any meeting of the stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting; and (d) make certain conforming and other amendments necessary or desirable for the implementation of the foregoing.

The Amended and Restated Bylaws, are attached hereto as Exhibit 3.01 to this Report on Form 8-K.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the 2013 Annual Meeting of Stockholders of Sysco Corporation held on November 15, 2013, Sysco’s stockholders re-elected each of the Corporation’s directors that had been nominated to serve until the Corporation’s 2014 Annual Meeting of Stockholders. John M. Cassaday was re-elected with 94.38% of the votes cast, Jonathan Golden was re-elected with 83.69% of the votes cast, Joseph A. Hafner, Jr. was re-elected with 98.57% of the votes cast, Hans-Joachim Koerber was re-elected with 98.57% of the votes cast, Nancy S. Newcomb was re-elected with 98.62% of the votes cast, and Jackie M. Ward was re-elected with 92.25% of the votes cast. The stockholders also approved the adoption of the Sysco Corporation 2013 Long-Term Incentive Plan and the compensation paid to Sysco’s named executive officers, as disclosed in Sysco’s 2013 proxy statement, and ratified the appointment of Ernst & Young LLP as Sysco’s independent accountants for fiscal 2014. The stockholder vote on the Sysco Corporation 2013 Long-Term Incentive Plan was approved by 75.19% of the votes cast, the stockholder vote on executive compensation was approved by 89.66% of the votes cast, and the appointment of the independent accountants for fiscal 2014 was approved by 98.62% of the votes cast. With respect to each item, the number of votes cast includes all “for” and “against” votes, and abstentions and broker non-votes are disregarded with respect to each item except the approval of the Sysco Corporation 2013 Long-Term Incentive Plan. New York Stock Exchange rules require that the proposal to approve the adoption of the Sysco Corporation 2013 Long-Term Incentive Plan receive a majority of the votes cast, whether for, against or abstain. Accordingly, abstentions were counted as votes against with respect to this proposal.

The final results of the voting on each matter of business at the 2013 Annual Meeting are as follows:

Election of Directors

Name	Votes For	Votes Against	Abstain	Broker Non-Votes
John M. Cassaday	393,269,197	23,437,449	2,588,137	87,070,913
Jonathan Golden	348,596,457	67,932,010	2,766,316	87,070,913
Joseph A. Hafner, Jr.	410,709,435	5,975,288	2,610,060	87,070,913
Hans-Joachim Koerber	410,367,542	5,961,724	2,965,517	87,070,913
Nancy S. Newcomb	410,979,460	5,752,303	2,563,020	87,070,913
Jackie M. Ward	384,419,886	32,302,788	2,572,109	87,070,913

Approval of the adoption of the Sysco Corporation 2013 Long-Term Incentive Plan as a successor to Sysco’s 2007 Stock Incentive Plan

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
315,276,879	100,836,899	3,181,005	87,070,913

Approval, by advisory vote, of the compensation paid to Sysco’s named executive officers, as disclosed in Sysco’s 2013 proxy statement

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
372,182,535	42,928,472	4,183,776	87,070,913

Ratification of the appointment of Ernst & Young LLP as Sysco’s independent accountants for fiscal 2014

Votes For	Votes Against	Abstain	Broker Non-Votes
495,790,294	6,956,140	3,619,262	—

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

Exhibit Number	Description

3.01	Amended and Restated Bylaws of Sysco, dated November 14, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sysco Corporation

Date: November 20, 2013	By:	/s/ Russell T. Libby
Russell T. Libby Senior Vice President, General Counsel and Corporate Secretary